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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (date of earliest event reported): August 21, 2002


                            LYONDELL CHEMICAL COMPANY
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

         1-10145                                          95-4160558
(Commission File Number)                       (I.R.S. Employer Identification
                                                             No.)


1221 McKinney Street, Suite 700, Houston, Texas             77010
   (Address of principal executive offices)               (Zip Code)


                                 (713) 652-7200
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5.   Other Events.

          Amendment to Description of Common Stock and Description of Rights to Purchase Common Stock.

          We hereby amend the discussion under the caption "Description of Registrant's Securities to be Registered" in our registration statement on Form 8-A filed December 6, 1988, and in our registration statement on Form 8-A filed December 12, 1995. The amended descriptions are set forth as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

               4.1 Amended and Restated Certificate of Incorporation of Lyondell Chemical Company filed with the Delaware Secretary of State on August 21, 2002 (filed herewith).

               4.2 Amended and Restated By-laws of Lyondell Chemical Company (incorporated by reference to Exhibit 3.2 of our Annual Report on Form 10-K for the year ended December 31,
                       2001).

               4.3 Rights Agreement, dated as of December 8, 1995, among Lyondell Chemical Company and The Bank of New York, as Rights Agent (incorporated by reference to Exhibit 1 to our Current Report on Form 8-K filed December 12, 1995).

               4.4 Amendment to Rights Agreement dated as of August 22, 2002, between Lyondell Chemical Company and The Bank of New York, as Rights Agent (incorporated by reference to
                       Exhibit 4.4 to our Current Report on Form 8-K filed September 6, 2002).

               4.5 Warrant (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed September 6, 2002).

               99.1    Description of Capital Stock (filed herewith).

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                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                LYONDELL CHEMICAL COMPANY



                                By:  /s/ Kerry A. Galvin
                                    --------------------------------------------
                                     Name:  Kerry A. Galvin
                                     Title: Senior Vice President, General
                                            Counsel and Secretary

Date: October 22, 2002

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                                INDEX TO EXHIBITS

Exhibit
Number                     Description
------                     -----------

4.1 Amended and Restated Certificate of Incorporation of Lyondell Chemical Company filed with the Delaware Secretary of State on August 21, 2002 (filed herewith).

4.2 Amended and Restated By-laws of Lyondell Chemical Company (incorporated by reference to Exhibit 3.2 of our Annual Report on Form 10-K for the year ended December 31, 2001).

4.3 Rights Agreement, dated as of December 8, 1995, among Lyondell Chemical Company and The Bank of New York, as Rights Agent (incorporated by reference to Exhibit 1 to our Current Report on Form 8-K filed December 12, 1995).

4.4 Amendment to Rights Agreement dated as of August 22, 2002, between Lyondell Chemical Company and The Bank of New York, as Rights Agent (incorporated by reference to Exhibit 4.4 to our Current Report on Form 8-K filed September 6, 2002).

4.5 Warrant (incorporated by reference to Exhibit 4.1 to our Current Report on Form 8-K filed September 6, 2002).

99.1         Description of Capital Stock (filed herewith).